EXHIBIT 99.2


                           LAMAR ADVERTISING COMPANY
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS


      The following sets forth unaudited pro forma condensed consolidated financial information for Lamar Advertising Company ("Lamar"). The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 gives effect to the acquisition of Outdoor Communications, Inc. (as filed in Lamar's Form 8-K/A filed June 8, 1999) and the proposed acquisition by Lamar (the "Stock Purchase") of all of the outstanding capital stock of Chancellor Media Outdoor Corporation ("Chancellor Outdoor") as if the transactions had occurred on January 1, 1998. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1999 gives effect to the proposed Stock Purchase as if the transaction had occurred on January 1, 1998. The unaudited pro forma condensed consolidated balance sheet as of March 31, 1999 gives effect to the Stock Purchase as if the transaction had occurred on March 31, 1999.

      For purposes of the pro forma financial information: (i) the pro forma statement of operations of Lamar for the year ended December 31, 1998 (as adjusted for the Outdoor Communications, Inc. acquisition) has been combined with the statement of operations of Chancellor Outdoor for the period July 22, 1998 (inception) to December 31, 1998, the statement of operations of Martin Media L.P. ("Martin Media") for the seven months ended July 31, 1998, the statement of operations of Martin & MacFarlane, Inc. ("Martin & MacFarlane") for the seven months ended July 31, 1998 and the statement of income of the outdoor advertising division of Whiteco Industries, Inc. ("Whiteco") for the eleven months ended November 30, 1998; (ii) the statement of operations of Lamar for the three month period ended March 31, 1999 has been combined with the statement of operations of Chancellor Outdoor for the same period, and (iii) the balance sheet of Lamar as of March 31, 1999 has been combined with the balance sheet of Chancellor Outdoor as of March 31, 1999.

      The unaudited pro forma condensed consolidated financial statements give effect to the acquisitions under the purchase method of accounting. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that management of Lamar believes reasonable under the circumstances.

      The unaudited pro forma condensed consolidated financial statements have been prepared by Lamar's management. The unaudited pro forma data is not designed to represent and does not represent what Lamar's results of operations or financial position would have been had the Stock Purchase and the acquisition of Outdoor Communications, Inc. been completed on or as of the dates assumed, and is not intended to project Lamar's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited and unaudited consolidated financial statements and notes of Lamar, Chancellor Outdoor, Martin Media, Martin & MacFarlane, Whiteco and
Outdoor Communications, Inc.

                           LAMAR ADVERTISING COMPANY
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998
                (dollars in thousands, except per share data)



                                           PRO FORMA
                                             LAMAR            CHANCELLOR            MARTIN           MARTIN &
                                           ADJUSTED             OUTDOOR             MEDIA           MACFARLANE         WHITECO
                                          FOR THE OCI       JULY 22, 1998 TO    JAN 1, 1998 TO    JAN 1, 1998 TO    JAN 1, 1998 TO
                                          ACQUISITION      DECEMBER 31, 1998    JULY 31, 1998     JULY 31, 1998      NOV 30, 1998
                                        ---------------    -----------------    --------------    --------------    --------------
Revenues, net                           $       332,754    $          47,605    $       29,655    $       16,576    $      119,630
                                        ---------------    -----------------    --------------    --------------    --------------

Direct advertising expenses                    108,781               23,505            14,364            10,526            43,665
General and administrative expenses             69,662                1,981             6,450             4,193            26,296
Depreciation and amortization                  112,805               25,990            11,223             3,471            10,342
                                        ---------------    -----------------    --------------    --------------    --------------
                                               291,248               51,476            32,037            18,190            80,303
                                        ---------------    -----------------    --------------    --------------    --------------
Operating income (loss)                         41,506               (3,871)           (2,382)           (1,614)           39,327
                                        ---------------    -----------------    --------------    --------------    --------------
Other expense (income):
Interest income                                   (762)               - -                 (20)            - -                (134)
Interest expense                                80,581                  105             8,527             2,244                35
Loss (gain) on disposition of assets              (729)               - -               - -                (465)           (1,418)
Other expenses                                     314                 (156)             (473)             (537)            - -
                                        ---------------    -----------------    --------------    --------------    --------------
                                                79,404                  (51)            8,034             1,242            (1,517)
                                        ---------------    -----------------    --------------    --------------    --------------

Income (loss) before income taxes              (37,898)              (3,820)          (10,416)           (2,856)           40,844

Income tax expense (benefit)                    (6,368)                 345             - -                  10             - -
                                        ---------------    -----------------    --------------    --------------    --------------
Net income (loss)                              (31,530)    $         (4,165)    $     (10,416)    $      (2,866)    $      40,844
                                                           =================    ==============    ==============    ==============
Preferred stock dividends                          365
                                        ---------------
Net loss applicable to common stock     $      (31,895)
                                        ===============

Net loss  per common share              $        (0.62)
                                        ===============

Weighted average number of shares
  outstanding                               51,361,522
                                        ===============


                                               COMBINED
                                              CHANCELLOR
                                                OUTDOOR           ACQUISITION          PRO FORMA
                                               12/31/98           ADJUSTMENTS          COMBINED
                                            ---------------     ---------------     ---------------
   Revenues, net                            $      213,466      $       (3,810) (6) $      542,410
                                            ---------------     ---------------     ---------------

   Direct advertising expenses                      92,060              (1,993) (6)        198,848
   General and administrative expenses              38,920              (2,734) (1)        105,848
   Depreciation and amortization                    51,026              97,754  (2)        261,585
                                            ---------------     ---------------     ---------------
                                                   182,006              93,027             566,281
                                            ---------------     ---------------     ---------------
   Operating income (loss)                          31,460             (96,837)            (23,871)
                                            ---------------     ---------------     ---------------
   Other expense (income):
   Interest income                                    (154)                154  (3)           (762)
   Interest expense                                 10,911              40,046  (4)        131,538
   Loss (gain) on disposition of assets             (1,883)              - -                (2,612)
   Other expenses                                   (1,166)              - -                  (852)
                                            ---------------     ---------------     ---------------
                                                     7,708              40,200             127,312
                                            ---------------     ---------------     ---------------

   Loss before income taxes                         23,752            (137,037)           (151,183)

   Income tax benefit                                  355             (44,536) (5)        (50,549)
                                            ---------------     ---------------     ---------------
   Net income (loss)                        $       23,397      $      (92,501)           (100,634)
                                            ===============     ===============
   Preferred stock dividends                                                                   365
                                                                                    ---------------
   Net loss applicable to common stock                                              $     (100,999)
                                                                                    ===============

   Net loss  per common share                                                       $        (1.30)
                                                                                    ===============

   Weighted average number of shares
     outstanding                                                    26,227,273          77,588,795
                                                                ===============     ===============


                              LAMAR ADVERTISING COMPANY
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           THREE MONTHS ENDED MARCH 31, 1999
                   (dollars in thousands, except per share data)




                                                                     CHANCELLOR        ACQUISITION         PRO FORMA
                                                    LAMAR             OUTDOOR          ADJUSTMENTS         COMBINED
                                                --------------     --------------     --------------     --------------

     Revenues, net                              $      85,766      $      53,601      $        (847) (6) $     138,520
                                                --------------     --------------     --------------     --------------

     Direct advertising expenses                       29,764             28,451               (480) (6)        57,735
     General and administrative expenses               20,099              2,825              - -               22,924
     Depreciation and amortization                     31,561             31,396              5,799  (2)        68,756
                                                --------------     --------------     --------------     --------------
                                                       81,424             62,672              5,319            149,415
                                                --------------     --------------     --------------     --------------
     Operating income (loss)                            4,342             (9,071)            (6,166)           (10,895)
                                                --------------     --------------     --------------     --------------
     Other expense (income):
     Interest income                                     (686)             - -                - -                 (686)
     Interest expense                                  18,145                 64             12,501  (4)        30,710
     Loss on disposition of assets                       (336)             - -                - -                 (336)
     Other expenses                                     - -                   86              - -                   86
                                                --------------     --------------     --------------     --------------
                                                       17,123                150             12,501             29,774
                                                --------------     --------------     --------------     --------------

     Loss before income taxes                         (12,781)            (9,221)           (18,667)           (40,669)

     Income tax benefit                                (2,842)            (3,076)            (7,800) (5)       (13,718)
                                                --------------     --------------     --------------     --------------
     Loss before cumulative effect of a change
       in accounting principle                  $      (9,939)     $      (6,145)     $     (10,867)     $     (26,951)
                                                ==============     ==============     ==============     ==============


     Loss before cumulative effect of a change
       in accounting principle per common share $       (0.16)                                           $       (0.31)
                                                ==============                                           ==============

     Weighted average number of shares
       outstanding                                 61,143,351                            26,227,273         87,370,624
                                                ==============                        ==============     ==============

                        LAMAR ADVERTISING COMPANY
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              MARCH 31, 1999
                          (dollars in thousands)



                                                                 CHANCELLOR           PRO FORMA           PRO FORMA
                                                LAMAR              OUTDOOR           ADJUSTMENTS          COMBINED
                                           ---------------     ---------------     ---------------     ---------------

  Cash                                     $        8,171      $        3,620      $        - -        $       11,791
  Net receivables                                  41,042              29,015               - -                70,057
  Other current assets                             17,573              18,945              (2,243) (7)         34,275
                                           ---------------     ---------------     ---------------     ---------------
    Total current assets                           66,786              51,580              (2,243)            116,123
                                           ---------------     ---------------     ---------------     ---------------


  Property, plant and equipment, net              521,495           1,213,218            (571,627) (8)      1,163,086
                                           ---------------     ---------------     ---------------     ---------------


  Intangibles                                     752,809             499,852             610,013  (9)      1,862,674
  Other assets                                     17,447               1,168               - -                18,615
                                           ---------------     ---------------     ---------------     ---------------
     Total assets                          $    1,358,537      $    1,765,818      $       36,143      $    3,160,498
                                           ===============     ===============     ===============     ===============





  Current maturities of long-term debt     $        4,165      $          671      $        - -        $        4,836
  Other current liabilities                        36,404              22,169              22,000  (10)        80,573
                                           ---------------     ---------------     ---------------     ---------------
                                                   40,569              22,840              22,000              85,409
                                           ---------------     ---------------     ---------------     ---------------

  Long-term debt                                  829,288               1,854             700,000  (11)     1,531,142
  Deferred income - Long term                       1,313               - -                 - -                 1,313
  Other liabilities                                 4,464               - -                 - -                 4,464
  Deferred tax liability                           23,998              95,554              12,721  (12)       132,273
                                           ---------------     ---------------     ---------------     ---------------
     Total Liabilities                            899,632             120,248             734,721           1,754,601
                                           ---------------     ---------------     ---------------     ---------------

  Stockholders' equity                            458,905           1,645,570            (698,578) (13)     1,405,897

                                           ---------------     ---------------     ---------------     ---------------
     Total liabilities and stockholders'
       equity                              $    1,358,537      $    1,765,818      $       36,143      $    3,160,498
                                           ===============     ===============     ===============     ===============

                        LAMAR ADVERTISING COMPANY
NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                        (dollars in thousands)



For purposes of determining the pro forma effect of the Chancellor Outdoor acquisition on Lamar's Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the three months' ended March 31, 1999, the following adjustments have been made:



                                                                                                 12/31/98               03/31/99
                                                                                             ---------------        ---------------
         (1)         To eliminate expenses in Chancellor Outdoor's combined financial statement related to management fees that would not have existed had the Stock Purchase taken place at the beginning of the year

                     General and administrative expenses                                              (2,734)                 - -
                                                                                             ===============        ===============


         (2)         To record incremental amortization and depreciation
                     due to the application of purchase accounting.
                     Depreciation and amortization are calculated using
                     accelerated and straight line methods over the estimated
                     useful lives of the assets generally from 5-15 years.                            97,754                  5,799
                                                                                              ===============        ===============


         (3)         To eliminate historical interest income that would not
                     have existed had the Stock Purchase taken place on
                     January 1, 1998                                                                     154                  - -
                                                                                              ===============        ===============


         (4)         To eliminate historical interest expense
                     in Chancellor Outdoor's combined  financial statements
                     and record interest expense related to the debt acquired
                     and incurred in the Stock Purchase. (A difference of .125% in the rate of interest would have changed income by $875 and
                     $216 for the year ended December 31, 1998 and three months ended March 31, 1999, respectively.)

                     Historical interest expense                                                     (10,911)                   (64)
                     Interest expense on debt acquired and incurred in the Stock Purchase.            50,957                 12,565
                                                                                              ---------------        ---------------
                                                                                                      40,046                 12,501
                                                                                              ===============        ===============


         (5)         To record the tax effect on pro forma statements
                     for the Stock Purchase.                                                         (44,536)                (7,800)
                                                                                              ===============        ===============


         (6)         To record the effect on net revenues and direct expenses of the divestiture required of Chancellor Outdoor by the Department of Justice in May 1999.

                     Net revenues                                                                     (3,810)                  (847)
                                                                                              ===============        ===============

                     Direct advertising expenses                                                      (1,993)                  (480)
                                                                                              ===============        ===============






The terms of the Stock Purchase Agreement include the issuance of 26,227,273 Class A Common Stock at an average stock price of $36.11 per share and $700 million in cash for a total purchase price of $1,646,992. The acquisition will be accounted for under the purchase method of accounting. The following is a summary of the preliminary allocation of the purchase price of the acquisition:

                     Current assets                                            49,337
                     Property, plant and equipment                            641,591
                     Goodwill                                                 312,371
                     Customer lists                                           132,913
                     Structure locations                                      628,649
                     Other intangibles                                         35,932
                     Other assets                                               1,168
                     Current liabilities                                      (44,840)
                     Long-term liabilities                                   (110,129)
                                                            --------------------------
                                                                            1,646,992

For purposes of determining the pro forma effect of the Stock Purchase on Lamar's unaudited Condensed Consolidated Balance Sheet as of March 31, 1999, the following adjustments have been made:



                                                                                                        Pro Forma
                                                                                                       Adjustments
                                                                                                     ---------------
          (7)        Other current assets


                     To eliminate historical deferred tax assets not acquired in the
                     Stock Purchase.                                                                         (2,243)
                                                                                                     ===============

          (8)        Property, Plant and Equipment, net:

                     To record the decrease in property, plant and equipment
                     from the allocation of the Purchase Price for the Stock Purchase                      (571,627)
                                                                                                     ===============

          (9)        Intangibles:

                     To record the increase in intangibles resulting from the
                     allocation of the Purchase Price of the Stock Purchase.                                610,013
                                                                                                     ===============


         (10)        Other current liabilities:

                     To record the  increase in the accrual of severance and other liabilities
                     assumed in the Stock Purchase.                                                          22,000
                                                                                                     ===============

         (11)        Long-term debt:

                     To record the increase in debt related to financing the Stock Purchase.

                     Borrowings under the Credit Facility                                                   700,000
                                                                                                     ===============

         (12)        Deferred Tax Liability:

                     To record the increase in  the deferred tax liability
                     created as a result of the application of purchase
                     accounting.                                                                             12,721
                                                                                                     ===============

         (13)        Stockholders' Equity

                     To eliminate Chancellor Outdoor's historical stockholders' equity
                     as a result of the Stock Purchase.                                                  (1,645,570)

                     To record the issuance of Class A Common Stock as a result
                     of the Stock Purchase.                                                                 946,992
                                                                                                     ---------------
                                                                                                           (698,578)
                                                                                                     ===============
